Pursuant to Rule 497(e)

Registration No. 33-8021

SUNAMERICA EQUITY FUNDS

The SunAmerica Biotech/Health Fund

SUPPLEMENT DATED NOVEMBER 14, 2006, TO THE PROSPECTUS

DATED JANUARY 27, 2006 AS SUPPLEMENTED SEPTEMBER 12, 2006

The Board of Trustees (the “Board”) of the SunAmerica Equity Funds (the “Trust”) has determined that it is in the best interests of the SunAmerica Biotech/Health Fund (the “Biotech Fund”), a series of the Trust, and its shareholders to reorganize the Biotech Fund into the SunAmerica New Century Fund, also a series of the Trust (the “New Century Fund,” and together with the Biotech Fund, the “Funds”) (the “Reorganization”), subject to shareholder approval. Pursuant to the proposed Reorganization, all of the Biotech Fund’s assets and liabilities will be transferred to the New Century Fund, in exchange for shares of the New Century Fund. If the Biotech Fund’s shareholders approve the proposal, they will receive shares of the New Century Fund, the total value of which is equal to the total value of their shares of the Biotech Fund on the date of the merger, after which the Biotech Fund will cease operations. On or about March 2, 2007, the Biotech Fund expects to convene a special meeting of the Biotech Fund’s shareholders. Shareholders of record on the record date for shareholders entitled to notice of and to vote at the special meeting will receive proxy materials describing the Reorganization in greater detail.

Until the merger is completed, shares of the Biotech Fund will continue to be sold and reinvestment of dividends and distributions into shares of the Biotech Fund will continue, unless the shareholder has elected to receive dividends and distributions in cash. Shares purchased after the record date set for the special meeting of shareholders will not have the right to vote at the special meeting. The Biotech Fund’s shareholders may continue to purchase or redeem Biotech Fund shares, as described in the Prospectus, before the closing of the proposed merger.